UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2011

Macon Financial Corp.

(Exact name of registrant as specified in its charter)

North Carolina	001-35302	56-0306860
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 One Center Court, Franklin, North Carolina

(Address of principal executive offices) (Zip Code)

(828) 524-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 21, 2011, Macon Financial Corp. (the “Company”), Macon Bancorp and Macon Bank, Inc. entered into an Agency Agreement with Raymond James & Associates, Inc. (“Raymond James”), pursuant to which Raymond James will act as marketing agent during the Company’s subscription offering and also as marketing agent during the Company’s community offering, if held. If a syndicated offering is held, Raymond James will act as sole book-running manager.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-174826) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated September 21, 2011. For a description of the fees to be paid to Raymond James, see “The Conversion — Marketing and Distribution; Compensation” in the prospectus contained in the registration statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

1.1	Agency Agreement among Macon Financial Corp., Macon Bancorp, Macon Bank, Inc. and Raymond James & Associates, Inc., dated September 21, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACON FINANCIAL CORP.

Date: September 23, 2011	By:	/s/ Roger D. Plemens
Roger D. Plemens
President and Chief Executive Officer